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                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. 1)



      Filed by the Registrant [X]
      Filed by a Party other than the Registrant [ ]
      Check the appropriate box:



      [ ] Preliminary Proxy Statement   [ ] Confidential, For Use of Commission
                                              Only (as permitted by
                                              Rule 14a-6(e)(2))

      [ ] Definitive Proxy Statement
      [X] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             BARR LABORATORIES, INC.
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee:
      [X]   No fee required.

            Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:


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      (2)   Aggregate number of securities to which transaction applies:


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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


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      (4)   Proposed maximum aggregate value of transaction:


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      (5)   Total fee paid:


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      [ ]   Fee paid previously with preliminary materials:


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      [ ]   Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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      (1)   Amount Previously Paid:


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      (2)   Form, Schedule or Registration Statement No.:


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      (3)   Filing Party:


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      4)    Date Filed:


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                            BARR LABORATORIES, INC.
                                 2 QUAKER ROAD
                             POMONA, NEW YORK 10970
                                 (845) 362-1100

                               AMENDMENT NO. 1 TO
                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 23, 2003


EXPLANATORY STATEMENT

      The following amends the proxy statement (the "Proxy Statement") of Barr Laboratories, Inc. ("Barr," the "Company," "we," or "us"), a New York corporation, for the annual meeting of stockholders of the Company to be held at 10:00 a.m. local time on October 23, 2003 at The Plaza Hotel, Fifth Avenue at Central Park, New York, New York.

      This Amendment replaces the third paragraph under the heading "Required Votes" on page 2 of the Proxy Statement with the following sentence: "The affirmative vote of holders of at least a majority of the shares of Common Stock entitled to vote at the Annual Meeting (either in person or by proxy) is required for the authorization of additional shares of common stock of the new Delaware company or the Company, as the case may be." This amendment clarifies that the approval of the holders of a majority of the shares entitled to vote at the Annual Meeting, rather than the holders of a majority of the shares voted at the Annual Meeting, is required for the authorization of additional shares of common stock of the new Delaware company or the Company, as the case may be.

      Other than the required votes for approval of Proposal No. 3, no other information in the Proxy Statement is being amended. Other information under the headings "Date, Time and Place of Meeting," "Webcast of Annual Meeting," "Revocability and Voting of Proxies," "Voting Securities and Shareholders Entitled to Vote," "Requirements For a Quorum," "Solicitation of Proxies; Solicitation Costs," and "How to Vote" have been repeated in their entirety in this Amendment.


DATE, TIME AND PLACE OF MEETING


     We are providing these proxy materials in connection with the solicitation by the board of directors of Barr Laboratories, Inc. ("Barr," the "Company," "we," or "us"), a New York corporation, for use at our 2003 Annual Meeting of Shareholders to be held at 10:00 a.m. local time on October 23, 2003 at The Plaza Hotel, Fifth Avenue at Central Park, New York, New York, and at any adjournment or postponement thereof. It is anticipated that we will begin mailing this proxy statement, together with the form of proxy, to our shareholders on or about September 26, 2003.


WEBCAST OF ANNUAL MEETING

     Our Annual Meeting will be webcast on October 23, 2003 at 10:00 a.m. New York time. Please visit our homepage at www.barrlabs.com, and click on the Investor Relations/Calendar of Events section to view the webcast live or to access an archived replay.

REVOCABILITY AND VOTING OF PROXIES

     A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. You have the power to revoke your proxy at any time before it is exercised by (1) attending the Annual Meeting and voting in person, (2) duly executing and delivering a proxy for the Annual Meeting bearing a later date or (3) delivering written notice of revocation to the Secretary of the Company prior to the Annual Meeting. Please note that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a previously given proxy, you must contact that entity. If your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the annual meeting, prior to the Annual Meeting you must obtain from that entity a proxy covering the shares you beneficially own.

VOTING SECURITIES AND SHAREHOLDERS ENTITLED TO VOTE

     Holders of our common stock, par value $.01 per share (the "Common Stock"), at the close of business on September 2, 2003 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. As of that date, there were 66,992,993 shares of our Common Stock outstanding, each entitled to one vote.

REQUIREMENTS FOR A QUORUM

     The presence of holders of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting, in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

SOLICITATION OF PROXIES; SOLICITATION COSTS

     The proxy included with this proxy statement is solicited by the board of directors of the Company for use at the annual meeting. We will pay the costs of preparing, printing and mailing the Notice of Annual Meeting

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of Shareholders and proxy statement, the enclosed proxy card and our Annual
Report for the fiscal year ended June 30, 2003. We will also reimburse brokerage firms and others for reasonable expenses incurred by them in connection with their forwarding of proxy solicitation materials to beneficial owners. The solicitation of proxies will be conducted primarily by mail, but may also include telephone, facsimile or oral communications by our directors, officers or regular employees acting without special compensation. We have hired Mellon Investor Services LLC ("Mellon") to distribute and solicit proxies. We will pay Mellon a fee of $10,500 for this service.

HOW TO VOTE

  VOTE BY TELEPHONE

     Using any touch-tone telephone, you can vote by calling the toll-free number on your proxy card. Have your proxy in hand when you call, and when prompted, enter your control number as shown on your proxy card. Follow the voice prompts to vote your shares.

  VOTE ON THE INTERNET

     You can also choose to vote on the Internet. The web site for Internet voting is http://www.eproxy.com/brl. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, shown on your proxy card, to create and submit an electronic ballot.

  VOTE BY MAIL

     You can submit your proxy by mailing it in the postage-paid envelope provided.

  VOTING AT THE ANNUAL MEETING

     The method by which you vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

REQUIRED VOTES

     Directors are elected by a plurality of votes cast by the shares of Common Stock present at the Annual Meeting (either in person or by proxy), which means that the nine nominees with the most votes will be elected. Abstentions, broker non-votes and withheld votes will not be considered as cast votes for the election of directors.

     The affirmative vote of the holders of at least two-thirds of the shares of Common Stock outstanding on September 2, 2003 is required for the approval of the proposed reincorporation of the Company in Delaware. Abstentions, broker non-votes and withheld votes will not be considered as cast votes.

     The affirmative vote of holders of at least a majority of the shares of Common Stock entitled to vote at the Annual Meeting (either in person or by proxy) is required for the authorization of additional shares of common stock of the new Delaware company or the Company, as the case may be.

     If your proxy is properly completed and timely received, and it is not revoked before the Annual Meeting, your shares will be voted at the Annual Meeting according to the instructions indicated on your proxy. If you sign and return your proxy card but do not give voting instructions for any or all of the matters presented, the persons acting under the proxy will vote the shares represented thereby for the election of each of the director nominees listed in Proposal No. 1 below and for approval of Proposal No. 2 and Proposal No. 3, each of which is discussed below. As far as we know, no other matters will be presented at the Annual Meeting. However, if any other matters of business are properly presented, the proxy holders named on the proxy card are authorized to vote the shares represented by proxies according to their best judgment.

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